SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported)      October 24, 2003
                                                      --------------------------

     MORGAN STANLEY ABS CAPITAL I INC. (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 2003 providing for, inter alia, the issuance of Morgan Stanley ABS Capital I Inc.Mortgage Pass-Through Certificates Series 2003-NC8)


                MORGAN STANLEY ABS CAPITAL I INC. Series 2003-NC8
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             (Exact Name of Registrant as Specified in its Charter)




                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


              333-104046-12                               13-3939229
-----------------------------------       --------------------------------------
       (Commission File Number)           (I.R.S. Employer Identification No.)


        1585 Broadway, New York, New York                          10036
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     (Address of Principal Executive Offices)                   (Zip Code)


                                 (212) 296-7000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events.

      On September 25, 2003, the Registrant caused the issuance and sale of certain of Mortgage Pass-Through Certificates, Series 2003-NC8 (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of September 1, 2003, among Mortgage Stanley ABS Capital I Inc., as depositor, Deutsche Bank National Trust, as trustee and NC Capital Corporation, as responsible party and Provident Bank, as servicer.

      In connection with the sale of the Certificates, the Registrant is filing a copy of the opinion letter issued by Mayer, Brown & Platt with respect to tax matters and legality.

Item 601(a) of
Regulation S-K
  Exhibit No.   Description
  -----------   -----------
       5.1      Opinion Letter re: legality
       8.1      Opinion Letter re: tax matters (included as part of Exhibit 5.1)

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MORGAN STANLEY ABS CAPITAL I INC.
                                    (Registrant)


Dated: October 24, 2003             By:  /s/ Valerie H. Kay
                                       ---------------------------
                                       Name:   Valerie H. Kay
                                       Title: Authorized Signatory

                                INDEX OF EXHIBITS


            Item 601(a) of       Sequentially
            Regulation S-K       Numbered
              Exhibit No.        Description
              -----------        -----------
                 5.1             Opinion Letter re: legality
                 8.1             Opinion Letter re: tax matters
                                  (included as Part of Exhibit 5.1)